UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2007

Napster, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32373	77-0551214
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9044 Melrose Ave., Los Angeles, California		90069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 281-5000

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements of Certain Officers.

Napster, Inc. (the “Company”) has determined that certain of its stock option grants could be subject to adverse tax consequences under Section 409A of the Internal Revenue Code (“Section 409A”). Wm. Christopher Gorog, the Company’s Chief Executive Officer, has elected to cancel options to acquire 174,625 shares of Company common stock granted to him on August 13, 2002 at a per share exercise price of $3.87 and options to acquire 206,250 shares of Company common stock granted to him on September 18, 2003 at a per share exercise price of $7.47 that could have been subject to Section 409A. A limited number of other employees of the Company (including one executive officer) hold certain options (covering not more than 249,151 shares of the Company’s common stock in the aggregate) that could also be subject to Section 409A. On December 13, 2007, the Compensation Committee of the Company’s Board of Directors approved extending an offer to these employees to permit them to cancel those options in exchange for a grant of restricted Company common stock. (Mr. Gorog was not eligible for this exchange opportunity.) Bradford D. Duea, the Company’s President, may elect to exchange options to acquire 21,137 shares of Company common stock granted to him on August 13, 2002 at a per share exercise price of $3.87 and options to acquire 625 shares of Company common stock granted to him on February 7, 2002 at a per share exercise price of $14.09 for an aggregate of 7,447 restricted shares of Company common stock. For those employees that accept the exchange, the new restricted stock awards will be granted in January 2008 under the Company’s Amended and Restated 2001 Stock Plan and will vest on December 31, 2008 if the recipient continues to be employed by the Company through that date.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective December 10, 2007, the Company's Board of Directors approved an amendment and restatement of the Company’s Amended and Restated Bylaws (as amended, the “Amended Bylaws”). The Board of Directors approved the Amended Bylaws in order to allow for the issuance and transfer of uncertificated shares of the Company’s stock so that the Company can be eligible to participate in the Direct Registration System administered by the Depository Trust Company, as well as to provide for the additional changes described below.

The following is a summary of the material changes and new provisions included in the Amended Bylaws:

ARTICLE II. MEETINGS OF STOCKHOLDERS.

Place of Meetings. A change was made to Section 2.1 to clarify that meetings of stockholders held by remote communication must be held in the manner authorized by the Delaware General Corporation Law (the “DGCL”).

Annual Meeting. A sentence in Section 2.2(b) relating to the date of the 2001 annual meeting of stockholders was deleted as it is no longer applicable. In addition, a provision has been added to Section 2.2(b) of the Amended Bylaws to clarify the requirement that a stockholder who has provided notice of a proposal to be presented at an annual meeting, or a qualified representative of the stockholder, must be present at an annual meeting of stockholders to present the proposal. This additional provision also defines who will qualify as a representative of a stockholder for purposes of this provision. Language has also been added to Section 2.2(c) to clarify that a stockholder must be a stockholder of record at the time of submitting notice of a nominee for the election of directors and to provide that the stockholder may be required by the Company to furnish additional information to determine the eligibility of a proposed director nominee. Finally, a new Section 2.2(d) has been added to define “public announcement” as such term is used in Section 2.2 and elsewhere in the Amended Bylaws.

Special Meetings. A sentence included in Section 2.3 regarding the authority of Adaptec, Inc. to call a special meeting of stockholders has been deleted because it is no longer applicable following the Company’s spin-off from Adaptec, Inc.

Notice of Meetings. A new sentence has been added to the end of Section 2.5 regarding the authority of the Company’s Board of Directors to postpone or cancel any previously scheduled meeting of stockholders.

Manner of Giving Notice; Affidavit of Notice. Section 2.6 has been modified to clarify the manner for providing notice of any meeting of stockholders, including the manner for providing notice by electronic transmission.

Quorum. Changes were made to the quorum and voting standard requirements included in Section 2.7 to conform them more closely to the quorum and voting standards contained in the DGCL.

Adjourned Meeting; Notice. Section 2.8 now provides that the chairman of a stockholders’ meeting, in addition to stockholders holding a majority of the voting power represented at the meeting, have the authority to adjourn a stockholders’ meeting.

No Stockholder Action by Written Consent. The reference to “Trigger Date” in Section 2.11 has been deleted because it is no longer applicable following the Company’s spin-off from Adaptec, Inc.

Proxies. Section 2.13 was revised to clarify that a stockholder may transmit a proxy by facsimile, in addition to other electronic transmission, in order to authorize one or more persons to act as proxy for the stockholder.

ARTICLE III. ELECTION OF DIRECTORS

Election and Term of Office of Directors. A new sentence has been added to Section 3.3 to clarify that a plurality voting standard will apply to the election of directors.

Resignation and Vacancies. Section 3.4 has been updated to provide that a director’s resignation is effective by providing notice in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the Secretary or the entire Board of Directors. Previously, a resignation was not permitted to be delivered by electronic transmission. The updated Section 3.4 also sets forth the requirements for any such notice by electronic transmission. In addition, a new sentence has been added to clarify that acceptance of the resignation is not necessary to make it effective, unless specified in the notice.

Special Meetings; Notice. Section 3.8 has been modified to clarify the manner for providing notice of any special meeting of the Company’s Board of Directors, including the manner for providing notice by electronic transmission.

Waiver of Notice. Section 3.10 has been modified to provide that waivers of notice for a meeting of the Board of Directors may be given in writing or by electronic transmission.

Board Action by Written Consent Without a Meeting. A new sentence has been added to Section 3.13 to clarify the facsimile signature of a director on a written consent of the Board of Directors will be valid and binding to the same extent as an original signature.

ARTICLE V. OFFICERS

Terms of Office and Compensation. Section 5.3 has been modified to clarify that the salary of Board-appointed officers may also be determined by a committee of the Board that has been delegated such authority.

Removal; Resignation of Officers and Vacancies. Section 5.4 has been updated to provide that an officer may resign by providing notice to the Company in writing or by electronic transmission. The updated Section 5.4 also sets forth the requirements for any such notice by electronic transmission.

Secretary. Section 5.10(d) has been updated to clarify the Secretary’s responsibilities with respect to the issuance of shares of the Company (whether certificated or uncertificated). Previously, this section addressed the issuance and recordation of certificated shares only.

ARTICLE VIII. GENERAL MATTERS

Stock Certificates. Section 8.5 has been updated to provide that the Board of Directors is permitted to provide by resolution or resolutions that some or all of any or all classes or series of the Company’s stock may be uncertificated shares, provided that any such resolution does not apply to shares represented by certificate until the certificate is first surrendered to the Company. Additional changes were made to this section to clarify that, notwithstanding the adoption of a resolution providing for uncertificated shares, all stockholders will be entitled to a stock certificate.

Special Designation on Certificates. A new paragraph has been added to Section 8.6 to set forth the requirements for providing holders of uncertificated shares with information regarding the powers, designations, preferences, and the relative, participating, optional or other special rights of such shares and the qualifications, limitations or restrictions of those preferences or rights as required by the DGCL.

Lost Certificates. Section 8.7 has been updated to include references to uncertificated shares.

Notices. Section 8.11 has been updated to clarify the means of electronic transmission that may be used for providing notice by electronic transmission.

Electronic Transmission. A new Section 8.12 has been added to define “electronic transmission” as used in the Amended Bylaws.

The foregoing summary of the changes and new provisions included in the Amended Bylaws is qualified in its entirety by reference to the full text of the prior Bylaws of the Company, a copy of which was filed with the Commission on June 30, 2003 as Exhibit 3.2 to the Company Form 10-K for the fiscal year ended March 31, 2003 and incorporated herein by reference, and the Amended Bylaws, a copy of which is attached as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.2	Amended and Restated Bylaws of Napster, Inc., as adopted December 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Napster, Inc.
(Registrant)

		By:	/s/ Aileen Atkins
Date:	December 14, 2007		Aileen Atkins
Secretary